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[LOGO] ING FUNDS

                                                               Exhibit(g)(2)(ii)

April 28, 2008

Ms. Mary Jean Milner
Vice President
The Bank of New York Mellon
One Wall Street, 25th Floor
New York, NY 10286

Dear Ms. Milner:

     Pursuant to the terms and conditions of the Custody Agreement, Foreign Custody Manager Agreement, Fund Accounting Agreement, Custody & Fund Accounting Fee Schedule and Global Securities Fee Schedule, each dated January 6, 2003, and the Cash Reserve Agreement dated March 31, 2003 (the "Agreements"), we hereby notify you of the addition of ING Goldman Sachs Commodity Strategy Portfolio and ING Multi-Manager International small Cap Portfolio (the "Portfolios"), each a newly established Series of ING Investors Trust to be included on the Amended Exhibit A to the Agreements as shown. This Amended Exhibit A supersedes the previous Amended Exhibit A dated January 31, 2008.

     The Amended Exhibit A has also been updated to reflect: 1) the name changes of ING SmallCap Value Choice Fund to ING SmallCap Value Multi-Manager Fund, ING International Fund to ING International Growth Opportunities Fund, ING International SmallCap Fund to ING International SmallCap Multi-Manager Fund, ING FMR(SM) Large Cap Growth Portfolio to ING Van Kampen Large Cap Growth Portfolio, ING FMR(SM) Mid Cap Growth Portfolio to ING Mid Cap Growth Portfolio and 2) the removal of ING GET Fund - Series T because this fund recently dissolved and ING Investment Funds, Inc. because ING MagnaCap Fund, the only series of this Corporation was recently dissolved, the removal of ING Growth Fund because this fund recently dissolved, the removal of ING International Equity Fund because this fund recently dissolved, the removal of ING VP International Equity Portfolio because this portfolio recently dissolved, and the removal of ING Fundamental Research Portfolio because this portfolio recently merged into ING VP Growth and Income Portfolio.

     Please signify your acceptance to provide services under the Agreements with respect to the Portfolios by signing below. If you have any questions, please contact me at (480) 477-2190.

                                        Sincerely,


                                        By: /s/Todd Modic
                                            ------------------------------------
                                            Name:  Todd Modic
                                            Title: Senior Vice President
                                                   ING Investors Trust

ACCEPTED AND AGREED TO:
The Bank of New York Mellon


By: /s/ Bruce L. Baumann
    ----------------------------------------
    Name:  Bruce L. Baumann
    Title: Vice President , Duly Authorized

7337 E. Doubletree Ranch Rd.      Tel: 480-477-3000         ING Investors Trust
Scottsdale, AZ 85258-2034         Fax: 480-477-2700
                                  www.ingfunds.com

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                                AMENDED EXHIBIT A

Fund                                                                Effective Date
---------------------------------------------------------------   ------------------
ING Asia Pacific High Dividend Equity Income Fund                   March 27, 2007

ING Corporate Leaders Trust Fund
   ING Corporate Leaders Trust - Series A                            May 17, 2004
   ING Corporate Leaders Trust - Series B                            May 17, 2004

ING Equity Trust
   ING Equity Dividend Fund                                        December 4, 2007
   ING Financial Services Fund                                       June 9, 2003
   ING Fundamental Research Fund                                   December 28, 2005
   ING Index Plus LargeCap Equity Fund                               June 2, 2003
   ING Index Plus LargeCap Equity Fund II                            June 2, 2003
   ING Index Plus LargeCap Equity Fund III                           June 2, 2003
   ING Index Plus LargeCap Equity Fund IV                            June 2, 2003
   ING Index Plus LargeCap Equity Fund V                             June 2, 2003
   ING LargeCap Growth Fund                                          June 9, 2003
   ING LargeCap Value Fund                                         February 1, 2004
   ING MidCap Opportunities Fund                                     June 9, 2003
   ING Opportunistic LargeCap Fund                                 December 28, 2005
   ING Principal Protection Fund VI                                  June 2, 2003
   ING Principal Protection Fund VII                                  May 1, 2003
   ING Principal Protection Fund VIII                               October 1, 2003
   ING Principal Protection Fund IX                                February 2, 2004
   ING Principal Protection Fund X                                    May 3, 2004
   ING Principal Protection Fund XI                                 August 16, 2004
   ING Principal Protection Fund XII                               November 15, 2004
   ING Real Estate Fund                                              June 9, 2003
   ING SmallCap Opportunities Fund                                   June 9, 2003
   ING SmallCap Value Multi-Manager Fund                           February 1, 2005
   ING Value Choice Fund                                           February 1, 2005

ING Funds Trust
   ING Classic Money Market Fund                                     April 7, 2003
   ING GNMA Income Fund                                              April 7, 2003
   ING High Yield Bond Fund                                          April 7, 2003
   ING Institutional Prime Money Market Fund                         July 29, 2005
   ING Intermediate Bond Fund                                        April 7, 2003
   ING National Tax-Exempt Bond Fund                                 April 7, 2003

ING GET Fund
   ING GET Fund - Series U                                           July 14, 2003
   ING GET Fund - Series V                                          March 13, 2003

ING Global Equity Dividend and Premium Opportunity Fund             March 28, 2005

ING Global Advantage and Premium Opportunity Fund                  October 27, 2005

ING Infrastructure Development Equity Fund                                TBD

ING International High Dividend Equity Income Fund                  August 28, 2007

ING Investors Trust
   ING AllianceBernstein Mid Cap Growth Portfolio                   January 6, 2003
   ING American Funds Asset Allocation Portfolio                    April 28, 2008
   ING American Funds Bond Portfolio                               November 9, 2007
   ING American Funds Growth Portfolio                             September 2, 2003
   ING American Funds Growth-Income Portfolio                      September 2, 2003
   ING American Funds International Portfolio                      September 2, 2003
   ING BlackRock Large Cap Growth Portfolio                         January 6, 2003
   ING BlackRock Large Cap Value Portfolio                          January 6, 2003
   ING BlackRock Inflation Protected Bond Portfolio                 April 30, 2007
   ING Capital Guardian U.S. Equities Portfolio                    January 13, 2003
   ING Disciplined Small Cap Value Portfolio                        April 28, 2006
   ING EquitiesPlus Portfolio                                       April 28, 2006
   ING Evergreen Health Sciences Portfolio                            May 3, 2004
   ING Evergreen Omega Portfolio                                      May 3, 2004
   ING FMR(SM) Diversified Mid Cap Portfolio                        January 6, 2003
   ING Van Kampen Large Cap Growth Portfolio                        April 29, 2005
   ING Mid Cap Growth Portfolio                                    January 13, 2003
   ING Focus 5 Portfolio                                            August 20, 2007
   ING Franklin Income Portfolio                                    April 28, 2006
   ING Franklin Mutual Shares Portfolio                             April 30, 2007
   ING Franklin Templeton Founding Strategy Portfolio               April 30, 2007
   ING Global Real Estate Portfolio                                 January 3, 2006
   ING Global Resources Portfolio                                  January 13, 2003
   ING Global Technology Portfolio                                  January 6, 2003
   ING Goldman Sachs Commodity Strategy Portfolio                   April 28, 2008
   ING International Growth Opportunities Portfolio                January 13, 2003
   ING Janus Contrarian Portfolio                                  January 13, 2003
   ING JPMorgan Emerging Markets Equity Portfolio                  January 13, 2003
   ING JPMorgan Small Cap Core Equity Portfolio                    January 13, 2003
   ING JPMorgan Value Opportunities Portfolio                       April 29, 2005
   ING Julius Baer Foreign Portfolio                               January 13, 2003
   ING Legg Mason Value Portfolio                                  January 13, 2003
   ING LifeStyle Aggressive Growth Portfolio                          May 1, 2004
   ING LifeStyle Conservative Portfolio                            October 17, 2007
   ING LifeStyle Growth Portfolio                                     May 1, 2004
   ING LifeStyle Moderate Growth Portfolio                            May 1, 2004

   ING LifeStyle Moderate Portfolio                                   May 1, 2004
   ING Limited Maturity Bond Portfolio                              January 6, 2003
   ING Liquid Assets Portfolio                                      January 6, 2003
   ING Lord Abbett Affiliated Portfolio                             January 6, 2003
   ING Marsico Growth Portfolio                                    January 13, 2003
   ING Marsico International Opportunities Portfolio                April 29, 2005
   ING MFS Total Return Portfolio                                  January 13, 2003
   ING MFS Utilities Portfolio                                      April 29, 2005
   ING Multi-Manager International Small Cap Portfolio              April 28, 2008
   ING Oppenheimer Main Street Portfolio(R)                        January 13, 2003
   ING PIMCO Core Bond Portfolio                                   January 13, 2003
   ING PIMCO High Yield Portfolio                                  November 5, 2003
   ING Pioneer Equity Income Portfolio                               May 11, 2007
   ING Pioneer Fund Portfolio                                       April 29, 2005
   ING Pioneer Mid Cap Value Portfolio                              April 29, 2005
   ING Stock Index Portfolio                                       November 5, 2003
   ING T. Rowe Price Capital Appreciation Portfolio                January 13, 2003
   ING T. Rowe Price Equity Income Portfolio                       January 13, 2003
   ING Templeton Global Growth Portfolio                           January 13, 2003
   ING UBS U.S. Allocation Portfolio                                January 6, 2003
   ING Van Kampen Capital Growth Portfolio                         January 13, 2003
   ING Van Kampen Global Franchise Portfolio                       January 13, 2003
   ING Van Kampen Growth and Income Portfolio                      January 13, 2003
   ING Van Kampen Real Estate Portfolio                            January 13, 2003
   ING VP Index Plus International Equity Portfolio                  July 29, 2005
   ING Wells Fargo Disciplined Value Portfolio                      January 6, 2003
   ING Wells Fargo Small Cap Disciplined Portfolio                 November 30, 2005

ING Mayflower Trust
   ING International Value Fund                                    November 3, 2003

ING Mutual Funds
   ING Asia-Pacific Real Estate Fund                               October 15, 2007
   ING Disciplined International SmallCap Fund                     December 20, 2006
   ING Diversified International Fund                              December 7, 2005
   ING Emerging Countries Fund                                     November 3, 2003
   ING Emerging Markets Fixed Income Fund                          December 7, 2005
   ING European Real Estate Fund                                   October 15, 2007
   ING Foreign Fund                                                  July 1, 2003
   ING Global Bond Fund                                              June 19, 2006
   ING Global Equity Dividend Fund                                 September 2, 2003
   ING Global Natural Resources Fund                               November 3, 2003
   ING Global Real Estate Fund                                     November 3, 2003
   ING Global Value Choice Fund                                    November 3, 2003
   ING Greater China Fund                                          December 7, 2005
   ING Index Plus International Equity Fund                        December 7, 2005

   ING International Capital Appreciation Fund                     December 7, 2005
   ING International Equity Dividend Fund                            May 16, 2007
   ING International Growth Opportunities Fund                     November 3, 2003
   ING International Real Estate Fund                              February 28, 2006
   ING International SmallCap Multi-Manager Fund                   November 3, 2003
   ING International Value Choice Fund                             February 1, 2005
   ING International Value Opportunities Fund                      February 28, 2007
   ING Russia Fund                                                 November 3, 2003

ING Partners, Inc.
   ING American Century Large Company Value Portfolio              January 10, 2005
   ING American Century Small-Mid Cap Value Portfolio              January 10, 2005
   ING Baron Asset Portfolio                                       December 7, 2005
   ING Baron Small Cap Growth Portfolio                            January 10, 2005
   ING Columbia Small Cap Value II Portfolio                        April 28, 2006
   ING Davis New York Venture Portfolio                            January 10, 2005
   ING Fidelity(R) VIP Contrafund(R) Portfolio                     November 15, 2004
   ING Fidelity(R) VIP Equity-Income Portfolio                     November 15, 2004
   ING Fidelity(R) VIP Growth Portfolio                            November 15, 2004
   ING Fidelity(R) VIP Mid Cap Portfolio                           November 15, 2004
   ING Index Solution 2015 Portfolio                                 March 7, 2008
   ING Index Solution 2025 Portfolio                                 March 7, 2008
   ING Index Solution 2035 Portfolio                                 March 7, 2008
   ING Index Solution 2045 Portfolio                                 March 7, 2008
   ING Index Solution Income Portfolio                               March 7, 2008
   ING JPMorgan International Portfolio                            January 10, 2005
   ING JPMorgan Mid Cap Value Portfolio                            January 10, 2005
   ING Legg Mason Partners Aggressive Growth Portfolio             January 10, 2005
   ING Legg Mason Partners Large Cap Growth Portfolio              January 10, 2005
   ING Lord Abbett U.S. Government Securities Portfolio            December 7, 2005
   ING Neuberger Berman Partners Portfolio                         December 7, 2005
   ING Neuberger Berman Regency Portfolio                          December 7, 2005
   ING OpCap Balanced Value Portfolio                              January 10, 2005
   ING Oppenheimer Global Portfolio                                January 10, 2005
   ING Oppenheimer Strategic Income Portfolio                      January 10, 2005
   ING PIMCO Total Return Portfolio                                January 10, 2005
   ING Pioneer High Yield Portfolio                                December 7, 2005
   ING Solution 2015 Portfolio                                      April 29, 2005
   ING Solution 2025 Portfolio                                      April 29, 2005
   ING Solution 2035 Portfolio                                      April 29, 2005
   ING Solution 2045 Portfolio                                      April 29, 2005
   ING Solution Growth and Income Portfolio                          June 29, 2007
   ING Solution Growth Portfolio                                     June 29, 2007
   ING Solution Income Portfolio                                    April 29, 2005
   ING T. Rowe Price Diversified Mid Cap Growth Portfolio          January 10, 2005
   ING T. Rowe Price Growth Equity Portfolio                       January 10, 2005

   ING Templeton Foreign Equity Portfolio                          November 30, 2005
   ING Thornburg Value Portfolio                                   January 10, 2005
   ING UBS U.S. Large Cap Equity Portfolio                         January 10, 2005
   ING UBS U.S. Small Cap Growth Portfolio                          April 28, 2006
   ING Van Kampen Comstock Portfolio                               January 10, 2005
   ING Van Kampen Equity and Income Portfolio                      January 10, 2005

ING Risk Managed Natural Resources Fund                            October 24, 2006

ING Series Fund, Inc.
   Brokerage Cash Reserves                                           June 2, 2003
   ING 130/30 Fundamental Research Fund                             April 28, 2006
   ING Balanced Fund                                                 June 2, 2003
   ING Global Income Builder Fund                                    March 5, 2008
   ING Global Science and Technology Fund                            June 2, 2003
   ING Growth and Income Fund                                        June 9, 2003
   ING Index Plus LargeCap Fund                                      June 9, 2003
   ING Index Plus MidCap Fund                                        June 9, 2003
   ING Index Plus SmallCap Fund                                      June 9, 2003
   ING Money Market Fund                                             June 2, 2003
   ING Small Company Fund                                            June 9, 2003
   ING Strategic Allocation Conservative Fund                        June 2, 2003
   ING Strategic Allocation Growth Fund                              June 2, 2003
   ING Strategic Allocation Moderate Fund                            June 2, 2003
   ING Tactical Asset Allocation Fund                                March 5, 2008

ING Separate Portfolios Trust
   ING SPorts Core Fixed Income Fund                                 May 16, 2007
   ING SPorts Core Plus Fixed Income Fund                            May 16, 2007

ING Strategic Allocation Portfolios, Inc.
   ING VP Strategic Allocation Conservative Portfolio                July 7, 2003
   ING VP Strategic Allocation Growth Portfolio                      July 7, 2003
   ING VP Strategic Allocation Moderate Portfolio                    July 7, 2003

ING Variable Funds
   ING VP Growth and Income Portfolio                                July 7, 2003

ING Variable Insurance Trust
   ING GET U.S. Core Portfolio - Series 1                            June 13, 2003
   ING GET U.S. Core Portfolio - Series 2                         September 12, 2003
   ING GET U.S. Core Portfolio - Series 3                          December 12, 2003
   ING GET U.S. Core Portfolio - Series 4                           March 12, 2004
   ING GET U.S. Core Portfolio - Series 5                            June 11, 2004
   ING GET U.S. Core Portfolio - Series 6                         September 10, 2004
   ING GET U.S. Core Portfolio - Series 7                          December 10, 2004

   ING GET U.S. Core Portfolio - Series 8                            March 9, 2005
   ING GET U.S. Core Portfolio - Series 9                            June 8, 2005
   ING GET U.S. Core Portfolio - Series 10                         September 7, 2005
   ING GET U.S. Core Portfolio - Series 11                         December 6, 2005
   ING GET U.S. Core Portfolio - Series 12                           March 2, 2006
   ING GET U.S. Core Portfolio - Series 13                           June 22, 2006
   ING GET U.S. Core Portfolio - Series 14                         December 21, 2006
   ING VP Global Equity Dividend Portfolio                         November 3, 2003

ING Variable Portfolios, Inc.
   ING International Index Portfolio                                 March 4, 2008
   ING Lehman Brothers Aggregate Bond Index Portfolio                March 4, 2008
   ING Morningstar U.S. Growth Index Portfolio                      April 28, 2008
   ING Russell Large Cap Index Portfolio                             March 4, 2008
   ING Russell Mid Cap Index Portfolio                               March 4, 2008
   ING Russell Small Cap Index Portfolio                             March 4, 2008
   ING VP Global Science and Technology Portfolio                    July 7, 2003
   ING VP Growth Portfolio                                           July 7, 2003
   ING VP Index Plus LargeCap Portfolio                              July 7, 2003
   ING VP Index Plus MidCap Portfolio                                July 7, 2003
   ING VP Index Plus SmallCap Portfolio                              July 7, 2003
   ING VP Small Company Portfolio                                    July 7, 2003
   ING VP Value Opportunity Portfolio                                July 7, 2003
   ING WisdomTree(SM) Global High-Yielding Equity Index
   Portfolio                                                       January 16, 2008

ING Variable Products Trust
   ING VP Financial Services Portfolio                                May 1, 2004
   ING VP High Yield Bond Portfolio                                 October 6, 2003
   ING VP International Value Portfolio                            November 3, 2003
   ING VP MidCap Opportunities Portfolio                            October 6, 2003
   ING VP Real Estate Portfolio                                       May 1, 2004
   ING VP SmallCap Opportunities Portfolio                          October 6, 2003

ING VP Balanced Portfolio, Inc.                                      July 7, 2003

ING VP Intermediate Bond Portfolio                                   July 7, 2003

ING VP Money Market Portfolio                                        July 7, 2003